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                      NUVEEN GROWTH AND INCOME STOCK FUND
                      NUVEEN BALANCED STOCK AND BOND FUND

                  PROSPECTUS SUPPLEMENT DATED OCTOBER 6, 1997

  Participants in eligible employer-sponsored qualified defined contribution retirement plans may purchase Class A shares of Nuveen Mutual Funds at net asset value without a sales charge. Eligible plans are those with at least 200 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $1 million or more; or (b) execute a Letter of Intent to purchase in the aggregate $1 million or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

  A contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. The CDSC will be waived for (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA;
(iv) partial or complete redemptions in connection with death or disability;
(v) redemptions resulting from the return of an excess contribution; (vi) involuntary redemptions caused by operation of law; (vii) redemptions not exceeding 12% per year of the value of an account; and (viii) redemptions in connection with payment of account or plan fees.